Exhibit 10.36

Board of Directors Resolutions
Amendments to Stock Option Plans

1994 Performance Incentive Plan

     RESOLVED, that the Navistar 1994 Performance Incentive Plan is hereby amended to add the following Section XXI to the Plan, effective for all stock option previously or hereafter granted under the Plan, and that the Plan be restated as so amended:

SECTION XXI
PROHIBITION ON REPRICING
AND DISCOUNTED OPTIONS

Notwithstanding any other provision of the Plan, no option issued under the Plan my be amended or modified in any way that changes the exercise price of the option, and no option may be issued with an exercise price that is less than the fair market value of the stock on the effective date of the grant of the option or in any other way discounted. This provision shall not limit any adjustments provided by Section IX relating to adjustments upon changes in capitalization.

1998 Supplemental Stock Plan

     RESOLVED, that the Navistar 1998 Supplemental Stock Plan is hereby amended to add the following Section XXI to the Plan, effective for all stock option previously or hereafter granted under the Plan, and that the Plan be restated as so amended:

SECTION XI
PROHIBITION ON REPRICING
AND DISCOUNTED OPTIONS

Notwithstanding any other provision of the Plan, no option issued under the Plan my be amended or modified in any way that changes the exercise price of the option, and no option may be issued with an exercise price that is less than the fair market value of the stock on the effective date of the grant of the option or in any other way discounted.

1998 Non-Employee Director Stock Option Plan

     RESOLVED, that the Navistar 1998 Non-Employee Director Stock Option Plan is hereby amended to add the following Section 15 to the Plan, effective for all stock option previously or hereafter granted under the Plan, and that the Plan be restated as so amended:

15.     Prohibition on Repricing and Discounted Options

Notwithstanding any other provision of the Plan, no option issued under the Plan my be amended or modified in any way that changes the exercise price of the option, and no option may be issued with an exercise price that is less than the fair market value of the stock on the effective date of the grant of the option or in any other way discounted. This provision shall not limit any adjustments provided by Section 12 relating to adjustments upon changes in capitalization.

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